                                                                                                NICOR Inc.
                                                                                                Form S-8
                                                                                                Exhibit 24.01

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/    ROBERT M. BEAVERS, JR.
         Robert M. Beavers, Jr.

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/    BRUCE P. BICKNER
        Bruce P. Bickner

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/       JOHN H. BIRDSALL, III
           John H. Birdsall, III

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/       THOMAS A. DONAHUE
           Thomas A. Donahue

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/         BRENDA J. GAINES
             Brenda J. Gaines

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/         RAYMOND A. JEAN
             Raymond A. Jean

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/         DENNIS J. KELLER
             Dennis J. Keller

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/         R. EDEN MARTIN
             R. Eden Martin

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/         GEORGIA R. NELSON
             Georgia R. Nelson

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/         JOHN RAU
             John Rau

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, hereby authorizes any officer of NICOR Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement on Form S-8 (and any amendments thereto) under the Securities Act of 1933.

Date: February 23, 2007

/s/         JOHN F. RIORDAN____
             John F. Riordan